UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Inovio Pharmaceuticals, Inc., or INOVIO, announced that the World Health Organization, or WHO, confirmed to INOVIO on October 26, 2021 that INOVIO’s COVID-19 vaccine candidate, INO-4800, is one of two vaccines currently being tested in a large, international, randomized controlled Phase 3 clinical trial, called the Solidarity Trial Vaccines, being funded, sponsored, and conducted by the WHO. As stated by WHO, the Solidarity Trial Vaccines is designed to rapidly evaluate the efficacy and safety of promising new candidate vaccines selected by an independent vaccine prioritization advisory group composed of leading scientists and experts.

INO-4800 was selected for inclusion in the Solidarity Trial Vaccines by the WHO’s independent vaccine prioritization advisory group out of approximately 20 candidate vaccines. Two additional vaccines are expected to enter the Solidarity Trial Vaccines once additional evidence and documentation has been reviewed and accepted as satisfactory by the independent vaccine prioritization advisory group.

The national principal investigators and their research teams in Colombia, Mali, and the Philippines have begun recruiting volunteers joining the trial at over 40 trial sites spread across the three countries. National research teams bring together experienced investigators well-versed in good clinical practice and the conduct of clinical trials.

The Solidarity Trial Vaccines aims to accelerate the evaluation of multiple promising candidate COVID-19 vaccines, contributing to the creation of a larger portfolio of vaccines needed to protect people from COVID-19 around the world. The trial has the additional potential to uncover second-generation vaccines with greater efficacy, possibly conferring greater protection against variants of concern, offering longer duration of protection, and/or using needle-free routes of administration.

Separately from the Solidarity Trial Vaccines, INOVIO is conducting a global Phase 3 COVID-19 vaccine trial of INO-4800, called INNOVATE, along with its partner Advaccine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: October 28, 2021	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer